UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       April 26, 2005 (April 20, 2005)

WRIGHT EXPRESS CORPORATION

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-32426 (Commission File Number)	01-0526993 (IRS Employer Identification No.)

Registrant’s telephone number, including area code       (207) 773-8171

(Former name or former address if changes since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c); under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
Item 9.01 Financial Statements and Exhibits.
SIGNATURE
EXHIBIT INDEX
EX-10.1 ISDA MASTER AGREEMENT AND SCHEDULE
EX-10.2 CONFIRMATION OF TRANSACTION, DATED APRIL 21, 2005
EX-10.3 ISDA MASTER AGREEMENT BETWEEN FLEET NATIONAL BANK AND WRIGHT EXPRESS CORPORATION
EX-10.4 ISDA SCHEDULE TO THE MASTER AGREEMENT, DATED APRIL 20, 2005
EX-10.5 CONFIRMATION OF TRANSACTION BETWEEN FLEET NATIONAL BANK AND WRIGHT EXPRESS CORPORATION

Item 1.01 Entry into a Material Definitive Agreement.

On April 20, 2005, Wright Express Corporation (the “Company” or “Wright Express”) entered into two interest rate swap contracts (the “Contracts”). The Contracts are between Wright Express Corporation and Fleet National Bank (a subsidiary of Bank of America, National Association) (“Fleet”) and Citibank, National Association (“Citibank”). The Contracts fix the interest payments on a portion of our variable rate term loan and variable rate revolving credit facility as shown in the following table:

	Contract with
(in millions)	Fleet	Citibank

Fixed rate	3.857%	3.838%

Portion of instruments fixed:
For the period April 22, 2005 through October 24, 2005	$70.0	$70.0
For the period October 24, 2005 through April 24, 2006	$60.0	$60.0
For the period April 24, 2006 through October 23, 2006	$50.0	$50.0
For the period October 23, 2006 through April 23, 2007	$40.0	$40.0

The variable rate of the Contracts is based upon the 1-month LIBOR. The variable rate of the Contracts resets and the contracts settle on the 22nd of each month (or the following business day if the 22nd of the month is not a business day).

Item 9.01 Financial Statements and Exhibits

(c) Exhibits.

Exhibit No.	Description
10.1	ISDA Master Agreement and Schedule between CITIBANK, National Association and Wright Express Corporation, dated as of April 20, 2005.

10.2	Confirmation of transaction between CITIBANK, National Association and Wright Express Corporation, dated April 21, 2005.

10.3	ISDA Master Agreement between Fleet National Bank and Wright Express Corporation, dated as of April 20, 2005.

10.4	ISDA Schedule to the Master Agreement between Fleet National Bank and Wright Express Corporation, dated as of April 20, 2005.

10.5	Confirmation of transaction between Fleet National Bank and Wright Express Corporation, dated April 21, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

WRIGHT EXPRESS CORPORATION
Date: April 26, 2005	By:	/s/ Melissa D. Goodwin
Melissa D. Goodwin
Senior Vice President and Chief Financial Officer (Principal Financial Officer)

WRIGHT EXPRESS CORPORATION
CURRENT REPORT ON FORM 8-K
Report Dated April 26, 2005 (April 20, 2005)

EXHIBIT INDEX

Exhibit No.	Description
10.1	ISDA Master Agreement and Schedule between CITIBANK, National Association and Wright Express Corporation, dated as of April 20, 2005.

10.2	Confirmation of transaction between CITIBANK, National Association and Wright Express Corporation, dated April 21, 2005.

10.3	ISDA Master Agreement between Fleet National Bank and Wright Express Corporation, dated as of April 20, 2005.

10.4	ISDA Schedule to the Master Agreement between Fleet National Bank and Wright Express Corporation, dated as of April 20, 2005.

10.5	Confirmation of transaction between Fleet National Bank and Wright Express Corporation, dated April 21, 2005.